UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 13, 2024
Date of Report (date of earliest event reported)
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NewLake Capital Partners, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	000-56327 (Commission File Number)	83-4400045 (I.R.S. Employer Identification Number)
50 Locust Avenue, First Floor New Canaan, CT 06840
(Address of principal executive offices and zip code)
(203) 594-1402
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 Exchange Act. Emerging growth company
(§240.12b-2 of this chapter).     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On November 13, 2024, NewLake Capital Partners, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

Item 7.01 Regulation FD Disclosure

The Company has posted an updated investor presentation to its website, www.newlake.com. A copy of the slide presentation is attached as Exhibit 99.2 hereto and incorporated herein by reference. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished pursuant to Item 9.01, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of NewLake Capital Partners, Inc., dated November 13, 2024
99.2	Investor Presentation dated November 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of November, 2024.

NewLake Capital Partners, Inc

By:	/s/ Lisa Meyer
Name:	Lisa Meyer
Title:	Chief Financial Officer, Treasurer and Secretary